UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 27, 2015

A. SCHULMAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-7459	34-0514850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3637 Ridgewood Road Fairlawn, Ohio		44333
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (330) 666-3751

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed, A. Schulman, Inc. (the “Company”) has entered into a Stock Purchase Agreement, dated March 15, 2015, among the Company, HGGC Citadel Plastics Holdings, Inc. (“Citadel”), Citadel Plastics Holdings, LLC and certain other individuals party thereto pursuant to which the Company agreed to purchase all of the issued and outstanding shares of capital stock of Citadel (the “Acquisition”).

The Company is providing: a description of Citadel’s business, selected financial data and management’s discussion and analysis of financial condition and results of operations with respect to certain historical financial statements of Citadel; certain historical financial statements of Citadel; and pro forma financial statements of the Company giving effect to the Acquisition, which are filed as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Cautionary Statements

A number of the matters discussed in this Current Report on Form 8-K, including the documents incorporated by reference, that are not historical or current facts deal with potential future circumstances and developments and may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historic or current facts and relate to future events and expectations. Forward-looking statements contain such words as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. Forward-looking statements are based on management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which management is unable to predict or control, that may cause actual results, performance or achievements to differ materially from those expressed or implied in the forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation, and specifically decline any obligation, other than that imposed by law, to publicly update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Risk factors and uncertainties that may cause actual results to differ materially from expected results include, among others: the Company’s ability to successfully integrate Citadel, into the Company’s operations; the Company’s ability to achieve fully the strategic and financial objectives related to the Acquisition; and unexpected costs or liabilities that may arise from the Acquisition or the Company’s ownership or operation of Citadel.

Additional risk factors and uncertainties that may cause actual results to differ materially from expected results include, among others: worldwide and regional economic, business and political conditions, including continuing economic uncertainties in some or all of the Company’s major product markets or countries where the Company has operations; the effectiveness of the Company’s efforts to improve operating margins through sales growth, price increases, productivity gains, and improved purchasing techniques; competitive factors, including intense price competition; fluctuations in the value of currencies in areas where the Company operates; volatility of prices and availability of the supply of energy and raw materials that are critical to the manufacture of the Company’s products, particularly plastic resins derived from oil and natural gas; changes in customer demand and requirements; effectiveness of the Company to achieve the level of cost savings, productivity improvements, growth and other benefits anticipated from acquisitions and the integration thereof, joint ventures and restructuring initiatives; escalation in the cost of providing employee health care; uncertainties regarding the resolution of pending and future litigation and other claims; the performance of the global automotive market as well as other markets served; further adverse changes in economic or industry conditions, including global supply and demand conditions and prices for products; operating problems with the Company’s information systems as a result of system security failures such as viruses, cyber-attacks or other causes; the Company’s ability to consummate the Acquisition and the timing of the closing of the Acquisition for any reason, whether or not the fault of the Company; the failure to obtain the necessary financing, including the debt the Company expects to incur, in connection with the Acquisition for any reason, whether or not the fault of the Company; the impact of any indebtedness incurred to finance the Acquisition; integration of the business of Citadel with the Company’s existing business, including the risk that the integration will be more costly or more time consuming and complex or simply less effective than anticipated; the Company’s ability to achieve the anticipated synergies, cost savings and other benefits from the Acquisition; transaction and acquisition-related costs incurred in connection with the Acquisition and related transactions; and substantial time devoted by management to the integration of Citadel after the closing of the Acquisition.

The risks and uncertainties identified above are not the only risks the Company faces. Additional risk factors that could affect the Company’s performance are set forth in ITEM 1A, RISK FACTORS, of the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2014, as amended and superseded in part by the Company’s Current Report on Form 8-K filed on April 27, 2015, or in other documents filed by the Company with the Securities and Exchange Commission. In addition, risks and uncertainties not presently known to the Company or that it believes to be immaterial also may adversely affect the Company. Should any known or unknown risks or uncertainties develop into actual events, or underlying assumptions prove inaccurate, these developments could have material adverse effects on the Company’s business, financial condition and results of operations.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of HGGC Citadel Plastics Holdings, Inc. for the years ended December 31, 2014 and 2013 and the period from February 29, 2012 through December 31, 2012, together with the report of BDO USA, LLP with respect thereto, are included as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma financial statements of the Company are included as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of BDO USA, LLP

99.1	Business Description of HGGC Citadel Plastics Holdings, Inc., Selected Financial Data of HGGC Citadel Plastics Holdings, Inc. and Management’s Discussion and Analysis of Financial Condition and Results of Operations of HGGC Citadel Plastics Holdings, Inc.

99.2	HGGC Citadel Plastics Holdings, Inc. Audited Financial Statements for the Years Ended December 31, 2014 and 2013 and the period from February 29, 2012 through December 31, 2012

99.3	Unaudited Pro Forma Financial Statements of A. Schulman, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. Schulman, Inc.

April 27, 2015	By:	/s/ David C. Minc
David C. Minc
Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of BDO USA, LLP

99.1	Business Description of HGGC Citadel Plastics Holdings, Inc., Selected Financial Data of HGGC Citadel Plastics Holdings, Inc. and Management’s Discussion and Analysis of Financial Condition and Results of Operations of HGGC Citadel Plastics Holdings, Inc.

99.2	HGGC Citadel Plastics Holdings, Inc. Audited Financial Statements for the Years Ended December 31, 2014 and 2013 and the period from February 29, 2012 through December 31, 2012

99.3	Unaudited Pro Forma Financial Statements of A. Schulman, Inc.

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